UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 5, 2008

IMPLANT SCIENCES CORPORATION

(Exact name of Registrant as Specified in its Charter)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

001-14949	04-2837126
(Commission File Number)	(I.R.S. Employer Identification Number)

107 Audubon Road
Wakefield, Massachusetts 01880
 (Address of Principal Executive Offices, including Zip Code)

(781) 246-0700
 (Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On November 5, 2008, Implant Sciences International, Inc. (the “Company”) received a notice from the NYSE Alternext US, LLC (the “Exchange”) that the Company is not in compliance with certain of the Exchange’s continued listing standards as set forth in Part 10 of the Exchange’s Company Guide (the “Company Guide”). Specifically, after reviewing the Company’s Annual  Report on Form 10-K for the fiscal year ended June 30, 2008, the Exchange has determined that the Company is not in compliance with Section 1003(a)(iv) of the Company Guide because the Company “has sustained losses which are so substantial in relation to its overall operations or its existing financial resources, or its financial condition has become so impaired that it appears questionable, in the opinion of the Exchange, as to whether [the Company] will be able to continue operations and/or meet its obligations as they mature.”

On May 12, 2008, the Company announced that it had submitted a plan of compliance (the “Plan”) to the Exchange in response to an April 9, 2008 notification by the Exchange of noncompliance with Section 1003(a)(ii) of the Company Guide with stockholders equity of less than $4,000,000 and losses from continuing operations and net losses in three out of its four most recent fiscal years and Section 1003(a)(iii) of the Company Guide with stockholders equity of less than $6,000,000 and losses from continuing operations and net losses in its five most recent fiscal years.

The Company intends to submit a revised Plan to the Exchange on or before November 19, 2008, which will address the actions the Company has taken and will take that would bring it into compliance with Section 1003(a)(iv) of the Company Guide by February 5, 2009.  The Company’s common stock will continue to be listed on the Exchange pending the Exchange’s review of the revised Plan.

The Company will remain subject to the conditions set forth in the Exchange’s notification of April 9, 2008.  Accordingly, if the Company’s revised Plan is not accepted, the Company’s common stock may be subject to delisting proceedings.  If the revised Plan is accepted, but the Company is not in compliance with all of the Exchange’s continued listing standards by October 9, 2009 or does not make progress consistent with the revised Plan prior to that date, the common stock may be subject to delisting proceedings.

Item 7.01. Regulation FD Disclosure.

On November 12, 2008, the Company issued a press release announcing the notice described in Item 3.01 above.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.  The press release and the information in Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Exhibits

99.1	Press release dated November 12, 2008 announcing receipt of receipt of notification from the Exchange.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPLANT SCIENCES CORPORATION

By:         /s/ Phillip C. Thomas
Phillip C. Thomas
Chief Executive Officer

Date:  November 12, 2008

EXHIBIT INDEX

Exhibit No.                        Description

99.1	Press Release of Implant Sciences Corporation dated November 12, 2008.